                                                                   Exhibit 10.41

[LETTERHEAD OF ICON INTERNATIONAL INC. APPEARS HERE]



                                                               December 10, 1996




Mr. Steven Brown
American Artists Film Corporation
1245 Fowler Street N.W.
Atlanta, Ga. 30318

Dear Steve;

Bob Aus and I spoke to Eric Van Atta yesterday. We are in agreement to extend the expiration date of your $500,000 in Trade Credits to 12/31/97, and this letter so extends them.

I hope you are prospering, and we look forward to continuing our relationship.

                                                                   Sincerely,



                                                                   LANCE


c.c. B. Aus
     R. Lellio